EXHIBIT 32.2

EX-32.2 7 SECTION 1350 CERTIFICATION OF SANDRA T. EVERETT

CERTIFICATION IN ACCORDANCE WITH

18 U.S.C. SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Internet America, Inc. (the “Company”) for the period ending March 31, 2004 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Sandra T. Everett, Controller and Chief Accounting Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sandra T. Everett
Sandra T. Everett
Controller and Chief Accounting Officer
Date: May 17, 2004